PLAYTEX PRODUCTS, INC., as Issuer


                                       and


                         MARINE MIDLAND BANK, as Trustee

--------------------------------------------------------------------------------


                                    INDENTURE


                          Dated as of January 29, 1999


--------------------------------------------------------------------------------

                                   $50,000,000


                  6.0% Convertible Subordinated Notes due 2004

                                TABLE OF CONTENTS

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                                                                            ----
ARTICLE ONE                DEFINITIONS AND OTHER PROVISIONS OF
                           GENERAL APPLICATION.................................1
         Section 101.      Definitions.........................................1
         Section 102.      Other Definitions..................................14
         Section 103.      Compliance Certificates and Opinions...............15
         Section 104.      Form of Documents Delivered to Trustee.............15
         Section 105.      Acts of Holders....................................16
         Section 106.      Notices, Etc., to Trustee and the Company..........17
         Section 107.      Notice to Holders; Waiver..........................17
         Section 108.      Conflict with Trust Indenture Act..................18
         Section 109.      Effect of Headings and Table of Contents...........18
         Section 110.      Successors and Assigns.............................18
         Section 111.      Separability Clause................................18
         Section 112       Benefits of Indenture..............................18
         Section 113.      GOVERNING LAW......................................18
         Section 114.      Legal Holidays.....................................19
         Section 115.      Schedules..........................................19
         Section 116.      Counterparts.......................................19
         Section 117.      No Set-Off.........................................19
         Section 118.      Incorporation by Reference of Trust Indenture Act..19

ARTICLE TWO                THE SECURITIES.....................................20
         Section 201.      Form and Dating....................................20
         Section 202.      Execution and Authentication.......................21
         Section 203.      Temporary Securities...............................22
         Section 204.      Registrar, Registration of Transfer and Exchange...22
         Section 205.      Mutilated, Destroyed, Lost and Stolen Securities...24
         Section 206.      Payment of Interest; Interest Rights Preserved.....25
         Section 207.      Persons Deemed Owners..............................26
         Section 208.      Cancellation.......................................27
         Section 209.      Computation of Interest............................27
         Section 210.      Book-entry Provisions for Global Security..........27
         Section 211.      Special Transfer Provisions........................29
         Section 212.      Conversion Notices.................................32

ARTICLE THREE              DEFEASANCE AND COVENANT DEFEASANCE.................32
         Section 301.      Company's Option to Effect Defeasance or Covenant
                           Defeasance.........................................32
         Section 302.      Defeasance and Discharge...........................32
         Section 303.      Covenant Defeasance................................33
         Section 304.      Conditions to Defeasance or Covenant Defeasance....33

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         Section 305.      Deposited Money and U.S. Government Obligations to
                           Be Held in Trust; Other Miscellaneous Provisions...36
         Section 306.      Reinstatement......................................36

ARTICLE FOUR               REMEDIES...........................................37
         Section 401.      Events of Default..................................37
         Section 402.      Acceleration of Maturity; Rescission and Annulment.38
         Section 403.      Collection of Indebtedness and Suits for Enforcement
                           by Trustee.........................................39
         Section 404.      Trustee May File Proofs of Claim...................40
         Section 405.      Trustee May Enforce Claims Without Possession of
                           Securities.........................................41
         Section 406.      Application of Money Collected.....................41
         Section 407.      Limitation on Suits................................42
         Section 408.      Unconditional Right of Holders to Receive Principal,
                           Premium and Interest...............................42
         Section 409.      Restoration of Rights and Remedies.................43
         Section 410.      Rights and Remedies Cumulative.....................43
         Section 411.      Delay or Omission Not Waiver.......................43
         Section 412.      Control by Holders.................................43
         Section 413.      Waiver of Past Defaults............................44
         Section 414.      Undertaking for Costs..............................44
         Section 415.      Waiver of Stay, Extension or Usury Laws............44
         Section 416.      Remedies Subject to Applicable Law.................45

ARTICLE FIVE               THE TRUSTEE........................................45
         Section 501.      Duties of Trustee..................................45
         Section 502.      Notice of Defaults.................................46
         Section 503.      Certain Rights of Trustee..........................47
         Section 504.      Trustee Not Responsible for Recitals, Dispositions
                           of Securities or Application of Proceeds Thereof...48
         Section 505.      Trustee and Agents May Hold Securities;
                           Collections; Etc...................................48
         Section 506.      Money Held in Trust................................48
         Section 507.      Compensation and Indemnification of Trustee and its
                           Prior Claim........................................49
         Section 508.      Conflicting Interests..............................49
         Section 509.      Corporate Trustee Required; Eligibility............50
         Section 510.      Resignation and Removal; Appointment of Successor
                           Trustee............................................50
         Section 511.      Acceptance of Appointment by Successor.............52
         Section 512.      Merger, Conversion, Consolidation or Succession to
                           Business...........................................52
         Section 513.      Preferential Collection of Claims Against Company..53

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                                                                            Page
                                                                            ----
ARTICLE SIX                HOLDERS' LISTS AND REPORTS BY TRUSTEE
                           AND COMPANY........................................53
         Section 601.      Company to Furnish Trustee Names and Addresses of
                           Holders............................................53
         Section 602.      Disclosure of Names and Addresses of Holders.......54
         Section 603.      Reports by Trustee.................................54
         Section 604.      Reports by Company.................................54

ARTICLE SEVEN              CONSOLIDATION, MERGER, SALE OF ASSETS..............55
         Section 701.      Company May Merge, Consolidate, Etc., Only on
                           Certain Terms......................................55
         Section 702.      Successor Substituted..............................56

ARTICLE EIGHT              SUPPLEMENTAL INDENTURES............................57
         Section 801.      Supplemental Indentures and Agreements Without
                           Consent of Holders.................................57
         Section 802.      Supplemental Indentures and Agreements with Consent
                           of Holders.........................................57
         Section 803.      Execution of Supplemental Indentures and
                           Agreements.........................................59
         Section 804.      Effect of Supplemental Indenture...................59
         Section 805.      Conformity with Trust Indenture Act................59
         Section 806.      Reference in Securities to Supplemental
                           Indentures.........................................59
         Section 807.      Record Date........................................60

ARTICLE NINE               COVENANTS..........................................60
         Section 901.      Payment of Principal, Premium and Interest.........60
         Section 902.      Maintenance of Office or Agency....................60
         Section 903.      Money for Security Payments to Be Held in Trust....61
         Section 904.      Corporate Existence................................62
         Section 905.      Payment of Taxes and Other Claims..................62
         Section 906.      Maintenance of Properties..........................63
         Section 907.      Insurance..........................................63
         Section 908.      Purchase of Securities upon a Change of Control....63
         Section 909.      Statement by Officers as to Default................67
         Section 910.      Waiver of Certain Covenants........................67

ARTICLE TEN                REDEMPTION OF SECURITIES...........................68
         Section 1001.     Right of Redemption................................68
         Section 1002.     Applicability of Article...........................68
         Section 1003.     Election to Redeem; Notice to Trustee..............69
         Section 1004.     Selection by Trustee of Securities to Be Redeemed..69
         Section 1005.     Notice of Redemption...............................69
         Section 1006.     Deposit of Redemption Price........................70

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                                                                            Page
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         Section 1007.     Securities Payable on Redemption Date..............71
         Section 1008.     Securities Redeemed or Purchased in Part...........71

ARTICLE ELEVEN             SATISFACTION AND DISCHARGE
         Section 1101.     Satisfaction and Discharge of Indenture............71
         Section 1102.     Application of Trust Money.........................73

ARTICLE TWELVE             SUBORDINATION OF SECURITIES
         Section 1201.     Securities Subordinate to Senior Indebtedness......73
         Section 1202.     Payment Over of Proceeds Upon Dissolution, etc.....73
         Section 1203.     Suspension of Payment When Senior Indebtedness in
                           Default............................................75
         Section 1204.     Payment Permitted if No Default....................76
         Section 1205.     Subrogation to Rights of Holders of Senior
                           Indebtedness.......................................76
         Section 1206.     Provisions Solely to Define Relative Rights........77
         Section 1207.     Trustee to Effectuate Subordination................78
         Section 1208.     No Waiver of Subordination Provisions..............78
         Section 1209.     Notice to Trustee..................................79
         Section 1210.     Reliance on Judicial Order or Certificate of
                           Liquidating Agent..................................80
         Section 1211.     Rights of Trustee as a Holder of Senior
                           Indebtedness; Preservation of Trustee's Rights.....80
         Section 1212.     Article Applicable to Paying Agents................80
         Section 1213.     No Suspension of Remedies..........................80
         Section 1214.     Trustee's Relation to Senior Indebtedness..........81

ARTICLE THIRTEEN           CONVERSION OF SECURITIES...........................81
         Section 1301.     Conversion Privilege and Conversion Price..........81
         Section 1302.     Exercise of Conversion Privilege...................82
         Section 1303.     Fractions of Shares................................83
         Section 1304.     Adjustment of Conversion Price.....................83
         Section 1305.     No Adjustment......................................86
         Section 1306.     Other Adjustments..................................87
         Section 1307.     Adjustments for Tax Purposes.......................87
         Section 1308.     Notice of Adjustments of Conversion Price..........87
         Section 1309.     Notice of Certain Corporate Action.................88
         Section 1310.     Company to Reserve Common Stock....................88
         Section 1311.     Taxes on Conversions...............................88
         Section 1312.     Covenant as to Common Stock........................88
         Section 1313.     Cancellation of Converted Securities...............88
         Section 1314.     Provisions in Case of Reclassification,
                           Consolidation, Merger or Sale of Assets............89
         Section 1315.     Successive Adjustments.............................89

EXHIBIT A       Form of Security

EXHIBIT B       Form of Conversion Notice

EXHIBIT C       Form of Certification for Transfer or Exchange of Non-global
                Restricted Security to Global Security

EXHIBIT D       Form of Transferee Letter of Representation

EXHIBIT E       Form of Legend for Book-Entry Securities

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of January 29, 1999


TRUST INDENTURE                                        INDENTURE
 ACT SECTION                                            SECTION

ss.310(a)(1)                                              509
     (a)(2)                                               509
     (b)                                                  508, 510
ss.312(a)                                                 601
     (c)                                                  602
ss.313(a)                                                 603
     (c)                                                  603
ss.314(a)                                                 604
     (a)(4)                                               909
     (c)(1)                                               103
     (c)(2)                                               103
     (e)                                                  103
ss.315(a)                                                 501(b)
     (b)                                                  502
     (c)                                                  501(a)
     (d)                                                  501(c), 503
     (e)                                                  414
ss.316(a)(last sentence)                                  101 ("Outstanding")
     (a)(1)(A)                                            412
     (a)(1)(B)                                            413
     (b)                                                  408
     (c)                                                  807
ss.317(a)(1)                                              403
     (a)(2)                                               404
ss.318(a)                                                 108

----------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

         INDENTURE, dated as of January 29, 1999, between PLAYTEX PRODUCTS, INC., a Delaware corporation (the "Company"), and MARINE MIDLAND BANK, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of 6.0% Convertible Subordinated Notes due 2004 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture;

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

         All acts and things necessary have been done to make (i) the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company in accordance with the terms of this Indenture.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

         The following terms shall have the meanings set forth in this Section:

         "Administrative Agent" means Wells Fargo Bank, N.A., the administrative agent under the Credit Agreement, and its successors and assigns.

         "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such Person's equity ownership or Voting Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depository for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated as of January 6, 1999 by and among the Company and Mondial as the same may be amended, supplemented or otherwise modified from time to time.

         "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar United States federal or State law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Security" means any Securities bearing the legend specified in EXHIBIT E evidencing all or a part of a series of Securities, authenticated and delivered to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Capital Lease Obligation" of any Person means any obligations of such Person and its subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock.

         "Cash Equivalents" means: (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated A-1 (or higher) according to S&P or P-1 (or higher) according to Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; and (v) repurchase agreements and reverse repurchase agreements with a commercial bank or a member firm of the NYSE relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within 180 days from the date of acquisition.

         "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the Voting Stock of all classes of Voting Stock of the Company; (ii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction (1) where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or (2) where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation or the Company which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount the payment of which would not violate the terms of any agreement to which the Company is a party and (B) no "person" or "group" other than Permitted Holders owns immediately after such transaction, directly or indirectly, more than 50% of the total outstanding Voting Stock of the surviving corporation, or (iii) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution, other than in a transaction which complies with the provisions of Article Seven.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Company" means Playtex Products, Inc., a corporation incorporated under the laws of Delaware. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for purposes of complying with such provisions, or any successor thereto succeeding pursuant to Article Seven hereof.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its President or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Thirteen.

         "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 140 Broadway, 12th Floor, New York, New York 10005.

         "Credit Agreement" means the Credit Agreement dated as of July 21, 1997, by and among the Company, as the Borrower, DLJ Capital Funding, Inc., as the Syndication Agent, and Wells Fargo Bank, N.A., as the Administrative Agent, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

         "Credit Facilities" means (a) the Credit Agreement and (b) the Term Loan Agreement.

         "Daily Market Price" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange, Inc. (the "NYSE") or, if the Common Stock is not then traded on the NYSE, on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, on the basis of the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the automatic quotation system of the Nasdaq Stock Market or a similar service if Nasdaq is no longer reporting such information or (c) if the Common Stock is not so listed or traded as contemplated by clause (a) and quotations for the Common Stock are not available as contemplated by clause (b), on such basis as the Board of Directors shall establish in good faith.

         "Default" means any condition or event that constitutes an Event of Default or that, with notice or lapse of time or both, would (unless cured or waived) become an Event of Default.

         "Depository" means The Depository Trust Company, its nominees and successors.

         "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Credit Facilities and (ii) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend additional amount, of at least $50,000,000 and is specifically designated by the Company, with the consent of (x) the Administrative Agent if the Credit Agreement is then in effect and (y) the Facility Manager if the Term Loan Agreement is then in effect, in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness."

         "Event of Default" has the meaning specified in Article Four.

         "Excess Payment" means the portion of the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of other consideration payable in respect of any tender offer or other negotiated transaction by the Company or a Subsidiary for all or any portion of the Company's Common Stock that is in excess of an amount equal to the product of (x) the number of shares of Common Stock with respect to which the aggregate tender offer or negotiated purchase consideration is payable times (y) the Reference Price.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Facility Manager" means Wells Fargo Bank, N.A., the facility manager under the Term Loan Agreement, and its successors and assigns.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

         "Global Security" means, as the context may require, any or all of the Restricted Global Security and the Unrestricted Global Security.

         "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to take payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

         "Hazelbank" means Hazelbank, Inc., a Wisconsin corporation.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any Indebtedness of the types referred to in clauses (i) through (viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of such Person.

         "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as the term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Interest Payment Date" means the Stated Maturity of a regular installment of interest on the Securities or the Special Payment Date with respect to Defaulted Interest.

         "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

         "Issue Date" means January 29, 1999.

         "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

         "Mondial" means Mondial Industries Limited Partnership, a Wisconsin limited partnership.

         "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

         "Non-Payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate at such time the maturity of any Designated Senior Indebtedness.

         "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, President or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee, including but not limited to an Opinion of Independent Counsel.

         "Opinion of Independent Counsel" means a written opinion by someone who is not an employee or consultant of the Company and who shall be reasonably acceptable to the Trustee.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

         (c) Securities, except to the extent provided in Sections 302 and 303, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Three; and

         (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal, premium, if any, or interest on any Securities on behalf of the Company.

         "Payment Default" means any default in the payment of principal, premium, if any, interest, commitment fees, letter of credit fees, reimbursement obligations in respect of amounts owing under letters of credit or payments in respect of interest under Interest Rate Agreements, in each case, on any Designated Senior Indebtedness.

         "Permitted Holders" means each of (i) HWH Capital Partners, L.P., HWH Valentine Partners, L.P., HWH Surplus Valentine Partners, L.P. (each a "Partnership") or Haas Wheat & Partners Incorporated and any of their respective Affiliates; (ii) any officer or other member of management employed by the Company or any Subsidiary as of the date of the Indenture; (iii) Robert B. Haas and Douglas D. Wheat; (iv) family members or relatives of the persons described in clauses (ii) and (iii); (v) any trusts created for the benefit of the persons described in clause (ii), (iii) or (iv); (vi) in the event of the incompetence or death of any of the persons described in clauses (ii), (iii) and (iv), such person's estate, executor, administrator, committee or other personal representatives or beneficiaries; and (vii) upon a distribution by a Partnership of all or any of the stock of the Company, the limited partners of such Partnership.

         "Permitted Junior Securities" means, so long as the effect of any exclusion employing this definition is not to cause the Securities to be treated in any case or proceeding or similar event described in clauses (a), (b) or (c) of the first paragraph of Section 1202 as part of the same class of claims as the Senior Indebtedness or any class of claims pari passu with, or senior to, the Senior Indebtedness, for any payment or distribution, debt or equity securities of the Company or any successor Person provided for by a plan of reorganization or readjustment that are subordinated at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new Person results from such reorganization or readjustment, such Person assumes any Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 205 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

         "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

         "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed pursuant to a provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Price" means, with respect to any tender offer or other negotiated transaction by the Company or a Subsidiary for all or any portion of the Company's Common Stock, the average of the Daily Market Prices per share of Common Stock on the five consecutive trading days selected by the Company out of the 10 consecutive trading days next succeeding the date of payment of such negotiated transaction consideration or expiration of such tender offer, as the case may be.

         "Registration Rights Agreement" means the Registration Rights Agreement dated the Issue Date between the Company and Mondial.

         "Regular Record Date" for the interest payable on any Interest Payment Date means January 15 or July 15, as the case may be (whether or not a Business
Day), next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Global Security" means a Security substantially in the form of EXHIBIT A that includes the legends set forth in EXHIBIT A and EXHIBIT E.

         "Restricted Security" has the meaning set forth in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

         "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Securities" has the meaning specified in the first recital of this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date hereof or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceedings) on all obligations of every nature of the Company from time to time owed to the lenders under (i) the Credit Agreement and (ii) the Term Loan Agreement; provided, however, that any Indebtedness under any refinancing, refunding, or replacement of the Credit Agreement or the Term Loan Agreement shall not constitute Senior Indebtedness to the extent that the Indebtedness thereunder is expressly subordinate to any other Indebtedness of the Company. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness (including but not limited to the Senior Subordinated Notes) that is subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which, when incurred and without respect to any election under
Section 1111(b) of Title 11, United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (viii) the Company's 15 1/2% Junior Subordinated Notes due 2003.

         "Senior Notes" means the Company's 87/8% Senior Notes due 2004.

         "Senior Subordinated Notes" means the Company's 9% Senior Subordinated Notes due 2003.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 206.

         "S&P" means Standard & Poor's Ratings Services, or any successor rating agency.

         "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

         "Subordinated Indebtedness" means Indebtedness of the Company subordinated in right of payment to the Securities.

         "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

         "Term Loan Agreement" means the Term Loan Agreement dated as of July 21, 1997, by and among the Company, as the Borrower, the several banks and other financial institutions from time to time parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, and Wells Fargo Bank, N.A., as the Facility Manager, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Unrestricted Global Security" means a Global Security substantially in the form of EXHIBIT A that includes the legends set forth in EXHIBIT E but does not include any of the legends set forth in EXHIBIT A.

         "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         Section 102. Other Definitions.


                                                               Defined
Term                                                           in Section
----                                                           ----------
"Act"                                                               105
"Agent Members"                                                     210
"Change of Control Offer"                                           908
"Change of Control Purchase Date"                                   908
"Change of Control Purchase Price"                                  908
"Conversion Date"                                                  1302
"Conversion Price"                                                 1301
"Conversion Shares"                                                1304
"covenant defeasance"                                               303
"Defaulted Interest"                                                206
"defeasance"                                                        302
"Defeasance Redemption Date"                                        304
"Defeased Securities"                                               301
"Distribution Date"                                                1304
"Distribution Record Date"                                         1304
"Payment Blockage Period"                                          1203
"Physical Securities"                                               201
"Private Placement Legend"                                          211
"Purchase Date"                                                    1304
"Rights"                                                           1304
"Security Register"                                                 204
"Security Registrar"                                                204
"Senior Representative"                                            1203
"Special Payment Date"                                              206
"Specified Date"                                                   1302
"Supplemental Indenture"                                            701
"Surviving Entity"                                                  701
"U.S.  Government Obligations"                                      304

         Section 103. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate to the effect that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of any certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement to the effect that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement to the effect that, in the opinion of each such individual or such firm, he has made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

         Section 104. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or other obligor of the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of such an officer or of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company with respect to such factual matters and which contains a statement to the effect that the information with respect to such factual matters is in the possession of the Company, unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 105. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The ownership of Securities shall be proved by the Security
Register.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent, Conversion Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate of affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         Section 106. Notices, Etc., to Trustee and the Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

         (a) the Trustee by any Holder or by the Company or any other obligor of the Securities shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, by first-class mail postage prepaid (return receipt requested) or delivered in person or by recognized overnight courier to or with the Trustee at 140 Broadway, 12th Floor, New York, New York 10005,
Attention: Corporate Trust Department or at any other address furnished in writing prior thereto to the Holders, the Company or any other obligor of the Securities by the Trustee; or

         (b) the Company shall be sufficient for every purpose (except as provided in Section 401(c)) hereunder if in writing and mailed, first-class postage prepaid or delivered by recognized overnight courier, to the Company addressed to it at 300 Nyala Farms Road, Westport, Connecticut 06880, Attention:
Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company, with a copy, in the case of any notice under
Section 402, to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention: Robert M. Hirsh, Esq.

         Section 107. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before of after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 108. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 109. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 110. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company and any other obligor of the Securities shall bind their successors and assigns, whether so expressed or not.

         Section 111. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 112. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 113. GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         Section 114. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at Maturity or the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

         Section 115. Schedules.

         All schedules attached hereto are by this reference made a part with the same effect as if herein set forth in full.

         Section 116. Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 117. No Set-Off.

         Notwithstanding anything to the contrary contained herein, the Company hereby waives the right to set-off against the unpaid principal of, premium, if any, and interest on the Securities any payments or other amounts (including indemnity payments) which the Company becomes entitled to receive from the Holders under the Asset Purchase Agreement or otherwise.

         Section 118. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

         The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Holder of a Security;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee;

         "obligor" on the Securities means the Company and any successor obligor upon the Securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

                                   ARTICLE TWO

                                 THE SECURITIES

         Section 201. Form and Dating.

         The Securities and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A hereto, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements approved as to form by the Company and required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities initially shall be issuable only in denominations of $1,000 and integral multiples thereof and thereafter may be issued in any denominations.

         Subject to the following paragraph, Securities shall be issued initially under this Indenture in the form of one or more permanent certificated Securities in registered form, in substantially the form set forth in EXHIBIT A (the "Physical Securities"), with appropriate legends. Beneficial owners of Physical Securities may request registration of such Physical Securities in their names or the names of their nominees.

         So long as the Securities are eligible for book-entry settlement with the Depository, or unless otherwise required by law, all Securities that are so eligible may be represented at the request of the Holders thereof by one or more Global Securities in registered form, registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

         If the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities.

         The principal of and interest on Book-Entry Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Book-Entry Securities represented thereby. The principal of and interest on Securities in certificated form shall be payable at the office of the Paying Agent.

         Section 202. Execution and Authentication.

         The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, Vice-Chairman, President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Officer's Certificate and Opinion(s) of Counsel required by Section 103, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in EXHIBIT A hereto.

         In case the Company, pursuant to Article Seven, shall be consolidated or merged with or into any other Person or shall sell, convey, assign, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged or consolidated, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Seven, any of the Physical Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Physical Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of a Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

         Section 203. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 902, without charge to the Holders thereof. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 204. Registrar, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 902 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee or an agent thereof or of the Company shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may appoint one or more co-registrars.

         Subject to this Section 204 and Sections 210 and 211 hereof, upon surrender for registration of transfer of any Physical Security at the office or agency of the Company designated pursuant to Section 902, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Physical Securities of any authorized denomination or denominations, of a like aggregate principal amount.

         Notwithstanding anything in this Indenture to the contrary, prior to January 30, 2000, no Security may be transferred, in whole or in part, to any Person for any purpose, except by operation of law (including the laws of descent of any jurisdiction) and except that Mondial may transfer a Security, or a portion thereof, to any of its general or limited partners and Hazelbank may transfer a Security, or a portion thereof, to any of its shareholders. For purposes hereof, the Trustee shall be entitled to conclusively rely on the list delivered to it pursuant to Section 601(c), as the same may be amended or supplemented from time to time on written notice to it by the Company, in determining whether a proposed transferee is a general or limited partner of Mondial or a shareholder of Hazelbank.

         At the option of the Holder, Physical Securities may be exchanged for other Physical Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Physical Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer, for exchange or redemption, or conversion into Common Stock, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of, transfer, exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of, transfer, exchange or redemption of Securities, other than exchanges pursuant to Section 202, 203, 205, 806, 908, 1008 or 1302 not involving any transfer.

         The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business
(i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1004 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date,(b) to register the transfer of or exchange (i) any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, or
(ii) any Securities or portion thereof surrendered for conversion pursuant to Article Thirteen.

         Section 205. Mutilated, Destroyed, Lost and Stolen Securities.

         If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee, such security and/or indemnity, in each case as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

         Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any other obligor of the Securities, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 206. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest payment.

         Any interest on any Security which is payable, but is not paid or duly provided for on the Stated Maturity of such interest (or within 15 days after the Stated Maturity of such interest) and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder in whose name such Security is registered as of the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Such notice shall be received by the Trustee no less than 30 days prior to the Special Payment Date. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which Special Record Date shall be not more than 15 days and not less than 10 days prior to the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date and Special Payment Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor to be mailed, certified or registered (return receipt requested) first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Company may make payment to the Persons in whose name the Securities are registered at the close of business on the Special Record Date and Special Payment Date of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, unless, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such manner of payment shall not be deemed practicable by the Trustee (acting reasonably). The Trustee shall give prompt written notice to the Company of any such determination.

         Subject to the foregoing provisions of this Section 206, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior such Interest Payment Date), interest on such Security whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable (although such accrued and unpaid interest will be deemed paid by the appropriate portion of the Common Stock received by the holders upon such conversion).

         Section 207. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 206) interest on such Security, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 208. Cancellation.

         All Securities surrendered for payment, purchase, conversion, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company or any Subsidiary may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or any such Subsidiary may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article Thirteen. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed in accordance with its customary procedures and certification of their destruction delivered to the Company unless by a Company Order received by the Trustee prior to such destruction the Company shall direct that the canceled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

         Section 209. Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 210. Book-entry Provisions for Global Security.

         (a) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (b) Transfers of a Global Security shall be limited to transfers, in whole or in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged for Physical Securities upon request of a Holder but only upon at least 20 days' prior written notice given to the Trustee by or on behalf of the Depository in accordance with the rules and procedures of the Depository and the provisions of Section 211. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global

Security if (i) the Depository (x) notifies in writing the Company that it is unwilling or unable to continue as Depository for such Global Security and a successor depository is not appointed by the Company within 90 days of such notice or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Physical Securities or (iii) an Event of Default has occurred and is continuing and the Security Registrar has received a written request from the Depository to issue Physical Securities.

         (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Two. If any Security is to be exchanged for other Securities or canceled in part, or if a Physical Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Two or, if the Trustee is acting as custodian for the Depository or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representatives to make a corresponding adjustment to its records (including by crediting or debiting any Agent Member's account as necessary to reflect any transfer or exchange of a beneficial interest). Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Article Two, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph or in paragraph (b) above, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Two if such order, direction or request is given or made in accordance with the Applicable Procedures.

         (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

         (e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph (d) shall, except as otherwise provided by paragraphs (a)(i)(x) and (e) of Section 211, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in EXHIBIT A.

         (f) If a Security is a Restricted Security and a Physical Security, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer or an Institutional Accredited Investor, may exchange such Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form of EXHIBIT C hereto) to arrange for such Security to be represented by a beneficial interest in the appropriate Restricted Global Security in accordance with the customary procedures of the Depository.

         (g) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action such Holder is entitled to take under this Indenture or the Securities.

         Section 211. Special Transfer Provisions.

         (a) Transfers of Physical Securities and Certain Restricted Global Securities to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security and certain Restricted Global Securities to any Institutional Accredited Investor which is not a QIB:

                  (i) the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Restricted Security bears the private placement legend substantially in the form of the first paragraph of EXHIBIT A hereto (the "Private Placement Legend"), if (x) the requested transfer is after the first anniversary of the Issue Date and, to the knowledge of the Trustee, the transferor is not an Affiliate of the Company or
(y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of EXHIBIT D hereto; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Security representing Securities held by QIBs, upon receipt by the Security Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures, (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be transferred, and (b) (x) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount or (y) the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Restricted Global

Security representing Securities held by Institutional Accredited Investors in an amount equal to the principal amount of such Restricted Global Security to be so transferred.

         (b) Transfers of Physical Securities and Certain Restricted Global Securities to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security and certain Restricted Global Securities to a QIB:

                  (i) the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A, and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of (a) Physical Securities which after transfer are to be evidenced by a beneficial interest in the Restricted Global Security representing Securities held by QIBs, or (b) an interest in the Restricted Global Security representing Securities held by Institutional Accredited Investors, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of such Restricted Global Security in an amount equal (x) the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred or (y) the amount of the interest in the Restricted Global Security representing Securities held by Institutional Accredited Investors to be so transferred (in which case the Security Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of such Restricted Global Security).

         (c) Transfer of Physical Securities to Non-U.S. Persons

         The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security to any Non-U.S. Person:

                  (i) the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Restricted Security bears the Private Placement Legend, if (x) the requested transfer is after the first anniversary of the Issue Date and, to the knowledge of the Trustee, the transferor is not an Affiliate of the Company or (y) each of the proposed transferee and transferor has delivered to the Security Registrar a written certification that such transfer is being made in compliance with Regulation S (or other evidence satisfactory to the Trustee); and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in a Restricted Global Security, upon receipt by the Security Registrar of (x) the certificate, if any, required by (i) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures, (a) the Security Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be so transferred, and
(b) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

         (d) Certain Transfers and Exchanges.

                  (i) Non-Global Restricted Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this clause (i). Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given by or on behalf of such Holder as provided in Section 210 directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth on EXHIBIT C hereto, if the specified amount is to be credited with a beneficial interest in the Restricted Global Security, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof as provided in Section
210) and increase the principal amount of the Restricted Global Security by the specified principal amount.

                  (ii) Other Exchange. Securities that are not Global Securities may be exchanged (on registration of transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clause (i) above (including the certification requirements intended to insure that transfers or beneficial interests in a Global Security comply with Rule 144A, Regulation S, or another exemption from the Securities Act) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

         (e) Restrictive Legends. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend or other applicable legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend or such other legend unless (i) the circumstance contemplated by paragraph
(a)(i)(x) of this Section 211 exists or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither the legends sought to be removed nor the related restrictions on transfer are required in order to maintain compliance with the provisions of this Indenture or the Securities Act.

         (f) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 210 or this Section 211 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

         Section 212. Conversion Notices.

         Conversion notices shall be substantially in the form of EXHIBIT B hereto.

                                  ARTICLE THREE

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 301. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 302 or Section 303 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Three.

         Section 302. Defeasance and Discharge.

         Upon the Company's exercise under Section 301 of the option applicable to this Section 302, each of the Company and any other obligor on the Securities shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and any other obligor of the Securities shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 305 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 304 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 203, 204, 205, 902 and 903, (c) the rights, powers, trusts, duties, indemnities and immunities of the Trustee hereunder, and (d) this Article Three. Subject to compliance with this Article Three, the Company may exercise its option under this Section 302 notwithstanding the prior exercise of its option under Section 303 with respect to the Securities.

         Section 303. Covenant Defeasance.

         Upon the Company's exercise under Section 301 of the option applicable to this Section 303, each of the Company and any other obligor on the Securities shall be released from its obligations under any covenant or provision contained in Sections 905 through 908, inclusive, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants and provisions, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and any other obligor of the Securities may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein or in such Defeased Securities to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, under Section 401(c), (d) or (g) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

         Section 304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section 302 or Section 303 to the Defeased Securities:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, as reflected in the written report of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm delivered to the Trustee, to pay and discharge (and which shall be applied by the Trustee to pay and discharge) the principal of, premium, if any, and interest on, the Defeased Securities on the Stated Maturity (or on any date after January 29, 2002 (such date being referred to as the "Defeasance Redemption Date"), if prior to electing either defeasance or covenant defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Securities on the Defeasance Redemption Date) of such principal or installment of interest; provided that the Trustee (or such qualifying trustee) shall have been irrevocably instructed to apply such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         (2) In the case of an election under Section 302, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (3) In the case of an election under Section 303, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as subsections 401(e) and (f) are concerned, at any time during the period ending on the 91st day after the date of deposit.

         (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company.

         (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or a breach or violation of any provision of any agreement to which the Company is a party or by which it is bound.

         (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

         (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

         (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each to the effect that all conditions precedent provided for relating to either the defeasance under
Section 302 or the covenant defeasance under Section 303 (as the case may be) have been complied with as contemplated by this Section 304.

         Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited to matters of fact, including that various financial covenants have been complied with.

         Section 305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 903, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 304 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 304 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

         Anything in this Article Three to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 304 which, in the opinion of a nationally recognized firm of independent public accountants or nationally recognized investment banking firm expressed in a written report delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance. In the event of an error in any calculation resulting in a withdrawal hereunder, the Company shall deposit an amount equal to the amount erroneously withdrawn as promptly as practicable after becoming aware of such error.

         Section 306. Reinstatement.

         If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 302 or 303, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 302 or 303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 302 or 303, as the case may be; provided, however, that (a) if the Company makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent and (b) the Trustee or Paying Agent shall return all such United States dollars and U.S. Government Obligations to the Company promptly after receiving a Company Request therefor at any time, if the Trustee or Paying Agent receives written notice from the Company that such reinstatement of the Company's obligations has occurred and continues to be in effect at such time.

                                  ARTICLE FOUR

                                    REMEDIES

         Section 401. Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

         (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security when and as the same shall become due and payable at its Maturity (upon acceleration, optional redemption or otherwise);

         (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in Section 401(a) or (b) or in clauses (ii) or (iii) of this Section 401(c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; (ii) there shall be a default in the performance or breach of the provisions of Article Seven; or
(iii) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 908;

         (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company or any Subsidiary then has outstanding Indebtedness in excess of $25,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

         (e) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days;

         (f) (i) the Company commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company consents to the entry of a decree or order, for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company (x) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (v) the Company takes any corporate action in furtherance of any such actions in this paragraph (f); or

         (g) one or more final judgments, orders or decrees for the payment of money in excess of $15,000,000, either individually or in the aggregate, shall be entered against the Company or any Subsidiary or any of their respective properties and shall not be discharged and either (i) enforcement proceedings shall have been commenced upon such judgment, order or decree or (ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect.

         Section 402. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Sections 401(e) or (f) with respect to the Company) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall, declare all the Securities to be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities shall have become due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such amount shall become immediately due and payable. If an Event of Default specified in Sections 401(e) or (f) occurs with respect to the Company and is continuing, then all the Securities shall ipso facto become and be immediately due and payable, in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

         At any time after such declaration of acceleration has been made and before judgment or decree for payment of the money due has been obtained by the Trustee as provided hereinafter in this Article, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by written notice of the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 507,

                  (ii) all overdue interest on the Securities,

                  (iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                  (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

         (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 413.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 403. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and which default continues for a period of 30 days, or

         (b) default is made in the payment of the principal, premium, if any, on any Security at the Stated Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise) thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or to enforce any other proper remedy, subject however to Section 412.

         The rights and remedies under this Section 403 are in addition to the other rights and remedies under this Article Four.

         Section 404. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Securities, or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements add advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 507.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 405. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 507, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 406. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender hereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 507;

         SECOND: Subject to Article Twelve, to the payment in full of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind according to the amounts due and payable in such Securities for principal, premium, if any, and interest; and

         THIRD: Subject to Article Twelve, the balance, if any, to the Person or Persons entitled thereto as a court of competent jurisdiction shall direct, or to the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

         Section 407. Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered, and if requested have provided, to the Trustee an indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal and ratable benefit to all the Holders.

         Section 408. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, but subject to Article Twelve, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 206) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), to convert the Securities in accordance with Article Thirteen and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 409. Restoration of Rights and Remedies.

         If the Trustee or any Holders has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, (a) the Company and any other obligor under the Securities, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and (b) thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 410. Rights and Remedies Cumulative.

         Except as provided in Section 205, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 411. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 412. Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 407) or expose the Trustee to personal liability; and

         (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 413. Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

         (a) in the payment of the principal of, premium, if any, or interest on any Security, or

         (b) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected by such modification or amendment.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 414. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         Section 415. Waiver of Stay, Extension or Usury Laws.

         Each of the Company and any other obligor under the Securities covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law or any usury or other similar law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any other obligor under the Securities from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and any other obligor under the Securities (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 416. Remedies Subject to Applicable Law.

         All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                  ARTICLE FIVE

                                   THE TRUSTEE

         Section 501. Duties of Trustee.

         (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of a Default or an Event of Default:

                  (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                  (2) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section 501;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture.

         (d) No provision of Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (d) of this Section 501.

         (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

         Section 502. Notice of Defaults.

         Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders or any other Persons entitled to receive reports pursuant to Trust Indenture Act Section 313(c), as their names and addresses appear in the Security Register, notice of such Default, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         Section 503. Certain Rights of Trustee.

         Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

         (a) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) wherever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to the taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) in the absence of bad faith on its part, may rely conclusively, upon an Officers' Certificate and/or an Opinion of Counsel;

         (d) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee in is sole discretion against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

         (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence or willful misconduct of the Trustee;

         (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document; but the Trustee in its discretion may make such further inquiry or investigation in accordance with any of the provisions of this Indenture into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine such relevant books, records and premises of the Company as may be reasonable, personally or by agent or attorney;

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights and powers; and

         (j) the Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 106 hereof from the Company of any Holder of Notes.

         Section 504. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 505. Trustee and Agents May Hold Securities; Collections; Etc.

         The Trustee, any Paying Agent, Conversion Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Security Registrar or such other agent.

         Section 506. Money Held in Trust.

         All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law.

         Section 507. Compensation and Indemnification of Trustee and its Prior Claim.

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which, to the extent lawful, shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 401(e) or Section 401(f), the expenses (including the reasonable compensation and the expenses and disbursements of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law. The Company also covenants to indemnify the Trustee and each predecessor Trustee, and their respective officers, agents and employees for, and to hold them harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 507 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

         Section 508. Conflicting Interests.

         The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

         Section 509. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $100,000,000, and have a Corporate Trust Office in The City of New York to the extent there is such an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee shall appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee is required under this Indenture to conduct in The City of New York. The Trustee may not rescind any such agency without the consent of the Company, which consent may not be unreasonably withheld, unless the Trustee appoints a satisfactory replacement or has a Corporate Trust Office in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 510. Resignation and Removal; Appointment of Successor Trustee.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 511.

         (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall use its best efforts to promptly appoint a successor Trustee by Board Resolution or written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

         (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 509 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 414, any Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution or written instrument executed by authority of the Board of Directors of the Company, shall use its best efforts to promptly appoint a successor Trustee and shall comply with the applicable requirements of
Section 511. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Company or a court of competent jurisdiction has not appointed a successor Trustee, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder for at least six months may, subject to Section 414, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office or agent hereunder.

         Section 511. Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee under this Indenture; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of its charges then unpaid, such retiring Trustee shall pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee or such successor Trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 507.

         No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 511 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Five and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 509 in The City of New York.

         Upon acceptance of appointment by any successor Trustee as provided in this Section 511, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
510. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         Section 512. Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under Trust Indenture

Act Section 310(a) and this Article Five and shall have a combined capital and surplus of at least $100,000,000.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, amalgamation, conversion or consolidation.

         Section 513. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE SIX

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 601. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

         (a) semi-annually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date;

         (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished; and

         (c) on the Issue Date, a list of the names and addresses of the general and limited partners of Mondial and the shareholders of Hazelbank;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no list that would otherwise be required by subsections (a) or (b) above need be furnished.

         Section 602. Disclosure of Names and Addresses of Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

         Section 603. Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a).

         (b) The Trustee shall promptly transmit to the Company a copy of any report it transmits to Holders pursuant to this Section 603.

         Section 604. Reports by Company.

         The Company shall:

         (a) file with the Trustee within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a Consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and the Commission, in accordance with, and so long as not prohibited by, the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as is required from time to time by such rules and regulations (including such rules and regulations, if any, referred to in Trust Indenture Act Section 314(a)); and

         (c) transmit by mail to all Holders or any other Persons entitled to receive a report pursuant to Trust Indenture Act Section 313(c), within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as is required and not prohibited by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE SEVEN

                      CONSOLIDATION, MERGER, SALE OF ASSETS

         Section 701. Company May Merge, Consolidate, Etc., Only on Certain
Terms.

         (a) The Company shall not, in a single transaction or series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

                  (i) either (a) the Company shall be the continuing corporation, or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") shall be a corporation, partnership, limited liability company or business trust duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume, by a supple mental indenture hereto, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture shall remain in full force and effect;

                  (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Company or the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, lease or other transaction and the supplemental indenture in respect thereto comply with the provisions described in this Section 701(a) and that all conditions precedent herein provided for in this Section 701(a) relating to such transaction have been complied with.

         Section 702. Successor Substituted.

         Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets on a Consolidated basis of the Company in accordance with Section 701 with respect to which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, with the same effect as if such successor had been named as the Company. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from those obligations; provided that, in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.

         Any successor to the Company described in the foregoing paragraph may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution of this Indenture.

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

         Section 801. Supplemental Indentures and Agreements Without Consent of Holders.

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form and substance reasonably satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities;

         (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power conferred upon the Company in this Indenture or the Securities;

         (c) to cure any ambiguity or to correct or supplement any provision in this Indenture or the Securities which may be defective or inconsistent with any other provision in this Indenture or the Securities;

         (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 805 or otherwise;

         (e) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder;

         (f) to comply with Section 1314; and

         (g) to clarify or make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided that, in each case, such clarification or provision thus made shall not adversely affect the interests of the Holders.

         Section 802. Supplemental Indentures and Agreements with Consent of Holders.

         Except as permitted by Section 801, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may (i) enter into an indenture or indentures supplemental, in form and substance reasonably satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture or the Securities (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture or the Securities) or (ii) waive compliance with any provision in this Indenture or the Securities (other than waivers of past Defaults covered by Section 413 and waivers of covenants which are covered by Section 910); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security or waive a default in the payment of the principal or interest on any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof;

         (b) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 908, including amending, changing or modifying any of the provisions or definitions with respect thereto.

         (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture;

         (d) modify any of the provisions of this Section or Sections 413 or 910, except to increase the percentage of Outstanding Securities required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

         (e) except as otherwise permitted under Article Seven, consent to the assignment or transfer by the Company of any of its rights and obligations under this Indenture; or

         (f) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities in any manner adverse to the Holders of the Securities.

         Upon the written request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

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

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         An amendment under this Section 802 or Section 801 may not make any change that adversely affects the rights under Article Twelve of any holder of Senior Indebtedness then outstanding unless the requisite holders of each issue of Senior Indebtedness affected thereby consent to such change.

         Section 803. Execution of Supplemental Indentures and Agreements.

         In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 603 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 103, an Opinion of Counsel and an Officers' Certificate to the effect that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 804. Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 805. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 806. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Eight may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities modified so as to conform to any such supplemental indenture, in the opinion of the Trustee and the Board of Directors, may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         Section 807. Record Date.

         If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. The record date shall be a date no more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. No such consent shall be valid or effective for more than six months after such record date. Subject to applicable law, until any supplemental indenture, agreement, instrument or waiver becomes effective, or a consent to it by a Holder of a Security shall cease to be valid and effective as set forth in the preceding sentence, such consent is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                                  ARTICLE NINE

                                    COVENANTS

         Section 901. Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Section 902. Maintenance of Office or Agency.

         The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at 140 Broadway, 12th Floor, New York, New York 10005 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

         Section 903. Money for Security Payments to Be Held in Trust.

         The Company will, on or before each due date of the principal of, premium, if any, or interest on, any Securities, deposit with a Paying Agent (which shall not be the Company) a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest;

         (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

         (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

         The Company may at any time, for any purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company upon Company Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance on such money then remaining will promptly be repaid to the Company.

         Section 904. Corporate Existence.

         Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

         Section 905. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary shown to be due on any return of the Company or any Subsidiary or otherwise assessed or upon the income, profits or property of the Company or any Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP consistently applied.

         Section 906. Maintenance of Properties.

         The Company will cause all material properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be consistent with sound business practice and reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 906 shall prevent the Company from discontinuing the maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of business of the Company and its Subsidiary and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

         Section 907. Insurance.

         The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature reasonably self-insured or insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

         Section 908. Purchase of Securities upon a Change of Control.

         (a) If a Change of Control shall occur at any time, then each Holder shall have the right, subject to the terms and provisions hereof, to require that the Company purchase such Holder's Securities, pursuant to an offer described in subsection (b) of this Section (a "Change of Control Offer"), in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest to the date of purchase (the "Change of Control Purchase Date"), in accordance with the procedures set forth in paragraphs (b), (c), (d) and (e) of this Section.

         (b) Within 30 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder by first-class mail, postage prepaid, to the Trustee and to each Holder, at his address appearing in the Security Register stating or including:

                  (i) that a Change of Control has occurred, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

                  (ii) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control, if any);

                  (iii) that the Change of Control Offer is being made pursuant to Section 908(a) and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Offer Purchase Price;

                  (iv) the Change of Control Purchase Date which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act;

                  (v) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, comparable information concerning the Company, (ii) a description of material developments in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

                  (vi) the Change of Control Purchase Price;

                  (vii) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 902;

                  (viii) that Securities must be surrendered at least three Business Days prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 902 to collect payment;

                  (ix) that the Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Purchase Date;

                  (x) the procedures for withdrawing a tender of Securities and Change of Control Purchase Notice;

                  (xi) that any Security not tendered will continue to accrue interest; and

                  (xii) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Purchase Date.

         (c) Upon receipt by the Company of the proper tender of Securities, each Holder of a Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 206. If any Security tendered for purchase in accordance with the provisions of this Section shall not be so paid upon surrender thereof by deposit of funds with the Paying Agent in accordance with paragraph (d) below, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the notice at least three Business Days prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent in accordance with the provisions of this Section at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

         (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 11:00 a.m. (New York time) on the Change of Control

Purchase Date, deposit with the Paying Agent an amount of cash sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and
(iii) not later than 11:00 a.m. (New York time) on the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this
Section 908, the Company shall choose a Paying Agent which shall not be the Company.

         (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 902 to which the related Change of Control Purchase Notice was delivered not later than three Business Days prior to the Change of Control Purchase Date specifying, as applicable:

                  (i) the name of the Holder;

                  (ii) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

                  (iii) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

                  (iv) a statement that such Holder is withdrawing such Holder's election to have such principal amount of such Security purchased; and

                  (v) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

         (f) As provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause
(ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

         (g) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

         (h) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to repurchase the Securities pursuant to a Change of Control Offer, make any payments in respect of a Change of Control Offer or otherwise comply with this Section 908, (i) if the Company has elected to redeem all of the Securities in accordance with Article Ten and (ii) until all of the Company's obligations with respect to change of control offers made to the holders of the Senior Notes have been satisfied in full.

         Section 909. Statement by Officers as to Default.

         (a) The Company will deliver to the Trustee, on or before a date not more than 45 days after the end of each fiscal quarter and not more than 90 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not, after a review of the activities of the Company during such year or such quarter and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all its obligations and is in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default, specifying each Default and the nature and status thereof.

         (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed Default, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what action the Company is taking or proposes to take with respect thereto, within five Business Days of its occurrence.

         Section 910. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 905 through 907 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the

Securities at the time Outstanding waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain full force and effect.

                                   ARTICLE TEN

                            REDEMPTION OF SECURITIES

         Section 1001. Right of Redemption.

         (a) The Securities shall not be redeemable at the Company's option prior to January 29, 2002. Thereafter, the Securities may be redeemed, at the election of the Company, in whole or in part, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates).

         (b) Notwithstanding the foregoing, at any time, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control, upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or integral multiples thereof, at a redemption price equal to the sum of (i) 101% of the principal amount thereof plus (ii) accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates).

         (c) Notwithstanding anything in this Indenture to the contrary, (i) the Company may not redeem that portion, if any, of a Security as to which it has received a proper conversion notice under Section 1302 prior to the Redemption Date fixed by the Company and (ii) each Holder shall have a period of not less than 30 days after notice to such Holder of redemption under Section 1005 within which to exercise its right to convert pursuant to Article Thirteen.

         Section 1002. Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

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

         Section 1003. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 1001 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

         Section 1004. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee (or such shorter period as the Trustee may agree upon), from the Outstanding Securities not previously called for redemption, by lot or such other method as the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 1005. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price;

         (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

         (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such

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Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

         (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

         (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

         (h) the CUSIP number, if any, relating to such Securities.

         Such notice shall also state the current Conversion Price and the date on which the right to convert such Securities or portions thereof into Common Stock will expire.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1005.

         Such notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Section 1006. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and, except if the Redemption Date shall be an Interest Payment Date, accrued interest on, all the Securities or portions thereof which are to be redeemed on that date unless theretofore converted into Common Stock pursuant to the provisions hereof. If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 206) be paid to the Company on Company Request. The Trustee or the Paying Agent shall hold in trust for, and return to, the Company promptly after the Business Day following the Redemption Date any interest or dividends, if any, earned on amounts

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deposited with the Trustee or the Paying Agent remaining after the payment of the aggregate Redemption Price for all securities to be redeemed.

         Section 1007. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall not have deposited funds in accordance with Section 1006 in respect of the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of
Section 206.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, by deposit or segregation of funds in accordance with Section 1006, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

         Section 1008. Securities Redeemed or Purchased in Part.

         Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 902 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE ELEVEN

                           SATISFACTION AND DISCHARGE

         Section 1101. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Securities herein expressly provided for) and the

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Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a) either

                  (1) all the Securities theretofore authenticated and delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 205 and (ii) Securities for whose payment United States dollars have theretofore been deposited in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 903) have been delivered to the Trustee for cancellation; or

                  (2) all Securities not theretofore delivered to the Trustee for cancellation

                                    (i)  have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including principal of, premium, if any, and accrued interest on such Securities at such Maturity, Stated Maturity or Redemption Date;

         (b) the Company has paid all other sums payable thereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each to the effect that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and that such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or a breach or violation of any agreement to which the Company is a party or by which either is bound.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 507 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of subsection (a) of this Section, the

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

obligations of the Trustee under Section 1102 and the last paragraph of Section 903 shall survive.

         Section 1102. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 903, all United States dollars deposited with the Trustee pursuant to Section 1101 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

         Section 1201. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder, by such Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or in any manner acceptable to the requisite holders of Designated Senior Indebtedness, of all Senior Indebtedness. For purposes of this Indenture, the requisite holders of Designated Senior Indebtedness shall be determined by the instruments governing Designated Senior Indebtedness.

         This Article Twelve shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

         Section 1202. Payment Over of Proceeds Upon Dissolution, etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

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

         (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other manner acceptable to the requisite holders of Designated Senior Indebtedness, of all amounts due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of the principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Securities (including any payment or other distribution which may be received from the holders of Subordinated Indebtedness as a result of any payment on such Subordinated Indebtedness); and

         (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other manner acceptable to the requisite holders of Designated Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

         (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Securities or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Securities before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) (including any payment or other distribution which may be received from the holders of Subordinated Indebtedness as a result of any payment on such Subordinated Indebtedness) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents or in any other manner acceptable to the requisite holders of Designated Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness and until so paid shall be held in trust for the benefit of the holders of Senior Indebtedness.

         The Consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the

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

Company's properties or assets to another Person upon the terms and conditions set forth in Article Seven shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Seven.

         Section 1203. Suspension of Payment When Senior Indebtedness in
Default.

         (a) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Payment Default beyond the applicable grace period, and (2) receipt by the Trustee (with a copy to the Company) from a representative of holders of any Designated Senior Indebtedness (a "Senior Representative") of written notice of a Payment Default, then no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of principal of, premium, if any, or interest on, the Securities or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness shall have been discharged or paid in full in cash or Cash Equivalents, or in any other manner acceptable to the requisite holders of such Designated Senior Indebtedness, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

         (b) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee (with a copy to the Company) from a Senior Representative of written notice of such occurrence, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of any principal of, premium, if any, or interest on, the Securities or on account of the purchase, redemption, defeasance or other acquisition of or in respect of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice unless and until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this Section 1203) (x) 179 days having elapsed since receipt of such written notice by the Trustee (provided any Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated), (y) the date such Non-payment Default and all other Non-payment Defaults as to which notice is also given after such Payment Blockage Period is initiated shall have been cured or waived or shall have ceased to exist or the Senior Indebtedness related thereto shall have been discharged or paid in full in cash or Cash Equivalents or in any other manner acceptable to the requisite holders of such

Designated Senior Indebtedness or (z) the date on which such Payment Blockage Period (and all Non-Payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative or the holders of at least a majority of the Designated Senior Indebtedness that initiated such Payment Blockage Period, after which, in each such case, the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this paragraph (b), in no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in clause (2) of this paragraph (b) (such 179-day period referred to as the "Initial Blockage Period"). Any number of notices of Non-Payment Defaults may be given during the Initial Blockage Period; provided that during any 365-day consecutive period only one Payment Blockage Period during which payment of principal of, premium, if any, or interest on, the Securities may not be made may commence and the duration of such Payment Blockage Period may not exceed 179 days. No Nonpayment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such Non-payment Default shall have been cured or waived for a period of not less than 90 consecutive days.

         (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct and until so paid shall be held in trust for the benefit of the holders of Senior Indebtedness.

         Section 1204. Payment Permitted if No Default.

         Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of, premium, if any, or interest on the Securities.

         Section 1205. Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents or in any other manner acceptable to the requisite holders of Designated Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of all Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Notwithstanding anything in this Indenture to the contrary, neither the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen nor the payment of cash in lieu of fractional shares of Common Stock in accordance with Article Thirteen shall be deemed to constitute a payment or distribution on account of the principal or interest, if any, in respect of the Securities. For the purposes of this paragraph, the term "junior securities" means (a) shares of any stock of any class of the Company,
(b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness of the Company which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article Twelve, and (c) any securities into which the Securities become convertible or exchangeable pursuant to Section 1314 which are securities of a Person required to enter into a supplemental indenture pursuant to such section (or Section 801) and are either (x) shares of any stock of any class of such Person, or (y) securities of such Person which are subordinated in right of payment to all Senior Indebtedness of such Person which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article Twelve.

         Section 1206. Provisions Solely to Define Relative Rights.

         The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such

Holder, or (2) under the conditions specified in Section 1203, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1203(c).

         Section 1207. Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of Senior Indebtedness, and their agents, trustees or other representatives are authorized to do so for and on behalf of the Holders.

         Section 1208. No Waiver of Subordination Provisions.

         (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         (b) Without limiting the generality of Subsection (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article Four in this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

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

         Section 1209. Notice to Trustee.

         (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an officers' certificate to such effect.

         (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 1210. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

         Section 1211. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to the provisions in this Indenture regarding compensation and indemnification of the Trustee.

         Section 1212. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1211 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 1213. No Suspension of Remedies.

         Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under "Events of Default" and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

         Section 1214. Trustee's Relation to Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

         Section 1301. Conversion Privilege and Conversion Price.

         Subject to the terms and provisions of this Article Thirteen, at any time following January 30, 2000, a Holder of a Security shall have the right, at its option, to convert such Security (or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000) at the Conversion Price then in effect. Such conversion right shall expire at the close of business on the Business Day immediately preceding January 31, 2004, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Company or for repurchase pursuant to a Change of Control Offer made by the Company, such conversion right in respect of the Security or portion thereof shall expire at the close of business, New York time, on the Business Day immediately preceding the corresponding Redemption Date or Change of Control Purchase Date, as the case may be (unless the Company defaults in making the payment due upon redemption or the consummation of the Change of Control Offer, as the case may be, in which case the conversion right shall terminate on the date such default is cured), in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security. The number of shares of Common Stock issuable upon conversion of a Security (or portion thereof) is determined by dividing the principal amount of the Security (or portion thereof) being so converted by the conversion price in effect on the Conversion Date (the "Conversion Price").

         The initial Conversion Price is stated in Section 7 of the Securities and is subject to adjustment as provided in this Article Thirteen.

         Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion thereof. (For convenience, the conversion of all or a portion, as the case may be, of the principal amount of a Security, is hereinafter sometimes referred to as the conversion of such Security.)

         Section 1302. Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security to be converted shall: (a) complete, sign and deliver to the Company at any office or agency maintained by the Company pursuant to Section 902 an irrevocable written notice (in the form set forth pursuant to Section 212 hereof) that the Holder elects to convert such Security, or a portion thereof, and stating a date on which conversion is sought to be made (the "Specified Date"), which must be on a Business Day and be at least 10 days after the date of the Company's receipt of such conversion notice, except in the event that there is an outstanding tender offer for shares of the Company's Common Stock pursuant to Section 14 of the Securities Exchange Act in which case the Specified Date must be on a Business Day and be at least five days after the date of the Company's receipt of such conversion notice; (b) surrender, not later than 11:00 a.m. (New York time) on the Specified Date or on such other date and at such other time as such Holder and the Company mutually agree in writing, such Security to the Company at such office or agency; (c) if required, furnish appropriate endorsements and transfer documents; (d) if required, pay all transfer or similar taxes; and (e) if required, pay funds equal to interest payable on the next Interest Payment Date. The Specified Date or such other date, as the case may be, on which the Holder satisfies all of the foregoing requirements is the conversion date (the "Conversion Date").

         Except as described in the last paragraph of Section 206, no Holder of Securities will be entitled upon conversion thereof to any payment or adjustment for accrued and unpaid interest thereon or for dividends on the shares of Common Stock issued in connection therewith. Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except any Security called for redemption on a Redemption Date or for repurchase on a Change of Control Purchase Date within such period between and including such Regular Record Date and such Interest Payment Date and, as a result, the right to convert such Security would terminate during such period) must be accompanied by payment to the Company in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount converted.

         Securities shall be deemed to have been converted immediately prior to the close of business on the Conversion Date for such Securities in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease with respect to the such Securities (or the portion thereof being converted, as the case may be), and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 1303.

         All shares of Common Stock delivered upon such conversion of Securities shall, if required, bear the Private Placement Legend and shall be subject to the restrictions on transfer provided in such legend.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security. Any requirements for notice, surrender or delivery of Securities pursuant to this Article Thirteen shall, with respect to any Global Security, be subject to any Applicable Procedures.

         Section 1303. Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment (calculated to the nearest cent) in respect of such fraction in an amount equal to the same fraction of the Daily Market Price per share of the Common Stock at the close of business on the day of conversion (or, if such day is not a trading day, on the trading day immediately preceding such day) or, alternatively, the Company shall round up to the next higher whole share.

         Section 1304. Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) In case the Company shall issue rights, warrants or options to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights, warrants or options and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

         (c) In case the Company shall distribute to all holders of Common Stock shares of any class of stock other than Common Stock, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights, warrants or options to subscribe for securities (other than those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights, warrants or options applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights, warrants or options (other than those referred to in subsection (b) above) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 1304, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

         (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph
(d) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date less the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the pro rata portion of the aggregate amount of such cash and other consideration (including any Excess Payments), divided by the shares of Common Stock outstanding on the Distribution Record Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

         (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph
(e) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date less the amount of such Excess Payments and such cash distributions, if any, applicable to one share (based on the pro rata portion of the aggregate amount of such Excess Payments and such cash distributions, divided by the shares of Common Stock outstanding on the Purchase Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

         (f) The current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of
(i) 30 consecutive Business Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights, warrants or options or such other distribution or such negotiated transaction through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

         (g) In any case in which this Section 1304 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 1308 below) issuing to the holder of any Security converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

         Section 1305. No Adjustment. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 1305 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Thirteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

         Section 1306. Other Adjustments. (a) If, as a result of an adjustment made pursuant to Section 1304 above, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Thirteen.

         (b) If, as a result of an adjustment pursuant to this Article Thirteen, the Holder of a Security thereafter surrendered for conversion would be entitled to receive shares of two or more classes of the Capital Stock of the Company, the Board of Directors (whose determination shall be conclusive if made in good faith and shall be described in a Board Resolution) shall determine the number of shares of each such class to be issued upon such conversion.

         (c) In the event that shares of Common Stock are not delivered after the expiration of any of the rights, warrants or options referred to in Section 1304(b) and Section 1304(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

         Section 1307. Adjustments for Tax Purposes. The Company may make such reductions in the Conversion Price, in addition to those required by Section 1304 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution or rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

         Section 1308. Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted, the Company shall promptly mail to the Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice. The notice shall, absent manifest error, be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such notice except to exhibit the same to any Holder desiring inspection thereof.

         Section 1309. Notice of Certain Corporate Action. If:

         (a) the Company takes any action that would require an adjustment in the Conversion Price pursuant to Section 1304;

         (b) the Company takes any action that would require a supplemental indenture pursuant to Section 1314; or

         (c) there is a dissolution, liquidation or winding down of the Company;

then the Company shall mail or shall deliver to the Trustee and direct the Trustee to mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section.

         Section 1310. Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Securities, the whole number of shares of Common Stock then issuable upon the conversion in full of all outstanding Securities.

         Section 1311. Taxes on Conversions. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         Section 1312. Covenant as to Common Stock. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be newly issued (and not treasury shares) and be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes, liens and charges with respect to the issue thereof.

         Section 1313. Cancellation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 208.

         Section 1314. Provisions in Case of Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction including, without limitation, any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any other transaction pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then outstanding shall have the right thereafter to convert such Security only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other properly receivable upon such transaction by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such transaction. The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company's shares, as the case may be, shall execute and deliver to the Trustee a supplemental indenture establishing such rights. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 1314 shall similarly apply to successive transactions of the foregoing type.

         Section 1315. Successive Adjustments. After an adjustment to the Conversion Rate under this Article Thirteen, any subsequent event requiring an adjustment under this Article Thirteen shall cause an adjustment to the Conversion Price as so adjusted.

                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                          PLAYTEX PRODUCTS, INC.

                                          By:__________________________
                                             Name:
                                             Title:


                                          MARINE MIDLAND BANK
                                          as Trustee

                                          By:__________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A

                           (Form of Face of Security)

[If a restricted security, then insert -- THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY AND ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (B), (C) OR (D), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OR ANY SECURITY ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OR UPON THE CONVERSION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.]

PRIOR TO JANUARY 30, 2000, THE SECURITY EVIDENCED HEREBY MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, TO ANY PERSON FOR ANY PURPOSE, EXCEPT BY OPERATION OF LAW (INCLUDING THE LAWS OF DESCENT OF ANY JURISDICTION) AND EXCEPT THAT MONDIAL INDUSTRIES LIMITED PARTNERSHIP, A WISCONSIN LIMITED PARTNERSHIP, MAY TRANSFER THE SECURITY EVIDENCED HEREBY AND HELD BY IT, OR A PORTION THEREOF, TO ANY OF ITS GENERAL OR LIMITED PARTNERS OR SHAREHOLDERS AND HAZELBANK, INC., A WISCONSIN CORPORATION, MAY TRANSFER THE SECURITY EVIDENCED HEREBY AND HELD BY IT, OR A PORTION THEREOF, TO ANY OF ITS SHAREHOLDERS.

                             PLAYTEX PRODUCTS, INC.

                                 ---------------

                  6.0% CONVERTIBLE SUBORDINATED NOTES due 2004

No. ________                                                       $____________


         PLAYTEX PRODUCTS, INC., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________ or registered assigns, the principal sum of ________ United States dollars on January 31, 2004, at the office or agency of the Company referred to below, and to pay interest thereon from January 29, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 31 and July 31 commencing July 31, 1999 at the rate of 6.0% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder in whose name such Security is registered as of such Regular Record Date, and may be paid on the Special Payment Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee (and for which notice shall be given to Holders of Securities not less than 10 days prior to such Special Record Date) or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be accrued on the basis of a 360-day year of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated: ____________


                                      PLAYTEX PRODUCTS, INC.


                                      By:______________________

                          (Form of Reverse of Security)

         1. This Security is one of a duly authorized issue of Securities of the Company designated as its 6.0% Convertible Subordinated Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $50,000,000, which may be issued under and are subject to the terms of an indenture (herein called the "Indenture") dated as of January 29, 1999, between the Company and Marine Midland Bank, as trustee (together with any successor Trustee under the Indenture, the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Security and (b) certain covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

         2. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness of the Company, as described in the Indenture. Each Holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         3. The Securities are not redeemable by the Company prior to January 29, 2002. Thereafter, the Securities are subject to redemption, in whole or in part, at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, at the election of the Company, in amounts of $1,000 or integral multiples of $1,000 at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

         Notwithstanding the foregoing, at any time following the Issue Date, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice to each Holder of Securities to be redeemed in amounts of $1,000 or an integral multiple thereof, at a redemption price equal to the sum of (i) 101% of the principal amount thereof plus (ii) accrued and unpaid interest to the redemption date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

         If less than all of the Securities are to be redeemed, such portion of the Securities shall be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         4. Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or a portion of such Holder's Securities in amounts of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

         5. If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. Notwithstanding the foregoing, in the case of an Event of Default from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Securities will become due and payable without further action or notice.

         6. The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         7. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security has the right, at its option, at any time following January 30, 2000 and prior to the close of business on the Business Day immediately preceding January 31, 2004, or in case this Security (or a portion hereof) is called for redemption or the Company has made a Change of Control Purchase Offer, then in respect of this Security (or such portion hereof) until and including but (unless the Company defaults in making the payment due upon redemption or the consummation of the Change of Control Offer, as the case may be) not after, the close of business on the Business Day immediately preceding the corresponding Redemption Date or the Change of Control Purchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the initial Conversion Price of $19.1475 per share, subject to adjustment as provided in Article Thirteen of the Indenture. The number of shares of Common Stock issuable upon conversion of this Security is determined by dividing the principal amount hereof, or of such portion being converted, by the Conversion Price in effect on the Conversion Date.

         To convert this Security (or any portion hereof), the Holder must surrender this Security and satisfy the other requirements set forth in Section 1302 of the Indenture. In case such surrender shall be made during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (unless this Security or the portion hereof being converted has been called for redemption on a Redemption Date or repurchase on a Change of Control Purchase Date within such period between and including such Regular Record Date and such Interest Payment Date and, as a result, the right to convert would terminate during such period), the Security shall be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment of interest and, in the case of a conversion after the close of business on any Regular Record Date and on or before the next succeeding Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no payment or adjustment is to be made on conversion for interest accrued hereon or dividends on the Common Stock issued on conversion.

         No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment or round up to the next higher whole share as provided in Article Thirteen of the Indenture. The Conversion Price is subject to adjustment as provided in Article Thirteen of the Indenture. In addition, the Indenture provides that in case of certain reclassifications, consolidations, mergers, sales or transfers of assets or other transactions pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, the right to convert this Security into shares of Common Stock may be changed, as set forth in the Indenture, into a right to convert it into securities, cash or other property.

         8. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor under the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         9. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (c) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

         10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         11. The Securities are issuable only in registered form without coupons in denominations. The Securities initially shall be issuable only in denominations of $1,000 and any integral multiple thereof and thereafter may be issued in any denominations. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         12. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         13. Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition (other than pursuant to a lease) of all or substantially all of the properties and assets of the Company in accordance with the Indenture, subject to the terms and conditions of the Indenture, the successor Person to such transaction shall become the obligor on this Security, and the Company shall be discharged from all obligations and covenants under this Security and the Indenture.

         14. All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Securities referred to in the within-mentioned Indenture.

                                       MARINE MIDLAND BANK, as Trustee


                                       By:____________________________
                                          Authorized Signatory

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
           (Insert assignee's social security or federal tax I.D. no.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:___________

                Your Signature:_________________________________________________
                (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 908 of the Indenture check the box: [ ]

         If you want to have only part of the Security purchased by the Company pursuant to Section 908 of the Indenture, state the amount (in integral multiples of $1,000) you elect to have purchased:

$ ___________________________


Date: _______________________

                Your Signature:_________________________________________________
                (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                                                                       EXHIBIT B

                           (Form of Conversion Notice)

To: Playtex Products, Inc.

         The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, for shares of Common Stock, par value $0.01 per share, of Playtex Products, Inc. on _________, _____ (the "Specified Date") in accordance with the terms of the Indenture referred to in this Security. The undersigned acknowledges that in order for such conversion to be effective, the Specified Date must be a Business Day and be at least 30 days after the date of Playtex's receipt of this notice, except in the event that there is an outstanding tender offer for shares of Playtex's Common Stock pursuant to Section 14 of the Exchange Act in which case the Specified Date must be on a Business Day and be at least five days, after the date of the Company's receipt of this notice. The undersigned directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ______________________


                                      [Insert Name of Holder]

                                      _________________________________________

                                      By: _____________________________________
                                          Name:
                                          Title:

Portion of Note to be converted
 ($1,000 or an integral
 multiple thereof): $___________

Amount of Substitute Note to be
 issued: $__________

cc: Paul, Weiss, Rifkind, Wharton and Garrison

                                                                       EXHIBIT C

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY
                      (Transfers and exchanges pursuant to
                       Section 211(d)(i) of the Indenture)

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York 10005

Attention:  Corporate Trust Administration--Playtex Products

         Re:      PLAYTEX PRODUCTS, INC.
                  6.0% Convertible Subordinated Notes due 2004
                  (the "Securities")
                  --------------------------------------------

         Reference is hereby made to the Indenture, dated as of January 29, 1999 (the "Indenture"), among Playtex Products, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $__________ principal amount of Restricted Securities held in definitive form (CUSIP No. __________) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or another exemption under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

         (1) if the transfer has been effected pursuant to Rule 144A:

                  (A) the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

                  (B) such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A; and

                  (C) the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States; or

         (2) if the transfer has been effected pursuant to another exemption under the Act:

                  (A) the Securities were transferred to a person that the Transferor reasonably believes is an Institutional Accredited Investor; and

                  (B) the Securities have been transferred pursuant to an exemption from the Securities Act and made in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                      Dated:______________, _____

                                      [Insert Name of Transferor]

                                      By: _____________________________________
                                          Name:
                                          Title:

cc:  Playtex Products, Inc.

                                                                       EXHIBIT D

                   FORM OF TRANSFEREE LETTER OF REPRESENTATION


                                                          --------------, ------

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

         Re:      Playtex Products, Inc.
                  6.0% Convertible Subordinated Notes Due 2004
                  --------------------------------------------

Ladies and Gentlemen:

         In connection with our proposed purchase of 6.0% Convertible Subordinated Notes due 2004 (the "Convertible Notes") of Playtex Products, Inc. (the "Company"), we hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), (an "Institutional Accredited Investor"), or an entity in which all of the equity owners are Institutional Accredited Investors;

                  (ii) any purchase of Convertible Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion;

                  (iii) in the event that we purchase any Convertible Notes, we will acquire such Convertible Notes having a minimum purchase price of at least $100,000 for our own account and for each separate account for which we are acting;

                  (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Convertible Notes and we and any accounts for which we are acting are able to bear the economic risks of our or their investment; and

                  (v) we are not acquiring the Convertible Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

         We understand that the Convertible Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Convertible Notes, that such Convertible Notes may be offered, resold, pledged or otherwise transferred only (i) to a person who we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act, or in accordance with another exemption from the registration requirements of the Securities Act (and, unless such transfer occurs in a transaction meeting the requirements of Rule 144A, based upon an opinion of counsel if the Company so requests), (ii) to the Company or (iii) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any Convertible Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Convertible Notes purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Convertible Notes from a notice advising such person that resales of the Convertible Notes are restricted as stated herein.

         We acknowledge that you, the Company and others will rely upon our confirmation, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        Very truly yours,

                                        ---------------------------------------
                                        (Name of Purchaser)


                                        By: ___________________________________

                                        Date: _________________________________


         Upon transfer the Convertible Notes would be registered in the name of the new beneficiary owner as follows:


                                        Name: _________________________________

                                        Address: ______________________________

                                        Taxpayer ID Number: ___________________

                                                                       EXHIBIT E

                    FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                       E-1